Aston Funds
(the “Trust”)
Aston/Smart Allocation ETF Fund
Class N Shares
Supplement dated October 9, 2008
to the Class N Prospectus dated January 7, 2008
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.
Effective as of October 10, 2008, the name of the series of the Trust currently designated as Aston/Smart Allocation ETF Fund shall be changed to the Aston/Smart Portfolios Fund (the “Fund”). There is no change in the Fund’s current investment objective, investment policies or current portfolio management team.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
SUP SMRT 1008